CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
SL BIO LTD
Revenue	$ 2,197,249	$ 3,363,603
Cost of revenue	(1,422,187)	(1,430,842)
Gross profit	775,062	1,932,761
Operating expenses
General and administrative expenses	2,543,528	1,107,331
Research and development expenses	2,069,022	2,020,346
Selling and marketing expenses		1,195
Total operating expenses	4,612,550	3,128,872
Loss from operations	(3,837,488)	(1,196,111)
Other income (expenses)
Other (expenses) income, net	(22,636)	17,109
Interest income	40,302	45,304
Total other income (expenses), net	17,666	62,413
Loss before income tax	(3,819,822)	(1,133,698)
Income tax credit (expense)	4	(57,635)
Net loss	(3,819,818)	(1,191,333)
Other comprehensive loss, net of tax:
Change in cumulative foreign currency translation	240,971	228,466
Comprehensive loss	$ (3,578,847)	$ (962,867)